SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           October 1, 1996


                     Mid-West Spring Manufacturing Company

               (Exact name of registrant as specified in charter)


         Delaware                   0-1667                    11-2661683
(State of other jurisdiction  (Commission                (IRS Employer
   of incorporation)          File Number)          Identification No.)



1404 Joliet Road, Unit C, Romeoville, Illinois                    60441
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (708) 739-3800





          (Former name or former address, if changed since last report)


Item 5.   Other Events.

     The Registrant is filing, as Exhibit 99, a press release dated October 1, 1996, in which the Registrant reports its delisting from The Nasdaq SmallCap Market.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.
                                                    Page Number
 Number  Description                                In This
                                                    Report

 (99)    Press release, dated October 1, 1996,
         reporting the Registrant's delisting from
         The Nasdaq SmallCap Market.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MID-WEST SPRING MANUFACTURING COMPANY


Date: October 17, 1996             By:  /s/ Michael B. Curran
                                   Michael B. Curran
                              Its: Chief Financial Officer